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                        STANDARD FORM OF OFFICE LEASE
                   The Real Estate Board of New York, Inc.
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AGREEMENT OF LEASE, made as of this _____________ day of JUNE 1996, between
HACIENDA INTERCONTINENTAL REALTY, N.V., c/o Williamson, Picket, Gross, Inc., having an office at 85 John Street, New York, New York 10038 party of the first part, hereafter referred to as OWNER, and NEW YORK MERCHANT BAKERS INSURANCE COMPANY party of the second part, hereinafter referred to as TENANT, WITNESSETH:
Owner hereby leases to Tenant and Tenant hereby hires from Owner THE ENTIRE 21ST FLOOR shown as cross-hatched area on plan attached as ATTACHMENT "B" (See
Article 58) in the building known as 116 John Street in the Borough of Manhattan, City of New York, for the term of Eight (8) years and four (4) months (or until such term shall sooner cease and expire as hereinafter provided) to commence on the First day of July nineteen hundred and Ninety-Six , and to end on the Thirty-first day of October Two thousand and four both dates inclusive, at an annual rental rate of One hundred ninety-thousand seven hundred fifty dollars and no cents ($190,750.00) or $15,895.83 per month (See Article 58) which Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term, at the office of Owner or such other place as Owner may designate, without any set off or deduction whatsoever, except that Tenant shall pay the first monthly installment(s) on the execution hereof (unless this lease be a renewal).

     In the event that, at the commencement of the term of this lease, or thereafter, Tenant shall be in default in the payment of rent to Owner pursuant to the terms of another lease with Owner or with Owner's predecessor in interest, Owner may at Owner's option and without notice to Tenant add the amount of such arrears to any monthly installment of rent payable hereunder and the same shall be payable to Owner as additional rent.

     The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant as follows:

Rent Occupancy:

     1. Tenant shall pay the rent as above and as hereinafter provided.

     2. Tenant shall use and occupy demised premises for insurance offices and no other purpose.

Tenant Alterations:

     3. Tenant shall make no changes in or to the demised premises of any nature without Owner's prior written consent, Subject to the prior written consent of Owner, and to the provisions of this Article, Tenant at Tenant's expense, may make alterations, installations, additions or improvements which are non-structural and which do not affect utility services or plumbing and electrical lines, or to the interior of the demised premises by using contractors or mechanics first approved by Owner. Tenant shall, before making any alterations, additions, installations or improvements, at its expense, obtain all permits, approvals and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approvals and certificates to Owner and Tenant agrees to carry and will cause Tenant's contractors and sub-contractors to carry such workman's compensation, general liability, personal and property damage insurance as Owner may require. If any mechanic's lien is filed against the demised premises, or the building of which the same forms a part, for work claimed to have been done for, or materials furnished to, Tenant, whether or not done pursuant to this article, the same shall be discharged by Tenant within thirty (30) days thereafter, at Tenant's expense, by filing the bond required by law. All fixtures and all paneling, partitions, railings and like installations, installed in the premises at any time, either by Tenant or by Owner in Tenant's behalf, shall, upon installation, become the property of Owner and shall remain upon and be surrendered with the demised premises unless Owner, by notice to Tenant no later than twenty (20) days prior to the date fixed as the termination of this lease, elects to relinquish Owner's right thereto and to have them removed by Tenant, in which event the same shall be removed from the premises by Tenant prior to the expiration of the lease, at Tenant's expense. Nothing in this Article shall be construed to give Owner title to or to prevent Tenant's removal of trade fixtures, moveable office furniture and equipment, but upon removal of any such from the premises or upon removal of other installations as may be required by Owner, Tenant shall immediately and at its expense, repair and restore the premises to the condition existing prior to installation and repair any damage to the demised premises or the building, due to such removal. All property permitted or required to be removed, by Tenant at the end of the term remaining in the premises after Tenant's removal shall be deemed abandoned and may, at the election of Owner, either be retained as Owner's property or may be removed from the premises by Owner, at Tenant's expense.

Maintenance and Repairs:

     4. Tenant shall, throughout the term of this lease, take good care of the demised premises and the fixtures and appurtenances therein. Tenant shall be responsible for all damage or injury to the demised premises or any other part of the building and the systems and equipment thereof, whether requiring structural or non-structural repairs caused by or resulting from carelessness, omission, neglect or improper conduct of Tenant, Tenant's subtenants, agents, employees, invitees or licensees, or which arise of any work, labor, service or equipment done for or supplied to Tenant or any subtenant or arising out of the installation, use or operation of the property or equipment of Tenant or any subtenant. Tenant shall also repair all damage to the building and the demised premises caused by the moving of Tenant's fixtures, furniture and equipment. Tenant shall promptly make, at Tenant's expense, all repairs in and to the demised premises for which Tenant is responsible, using only the contractor for the trade or trades in question, selected from a list of at least two contractors per trade submitted by Owner. Any other repairs in or to the building or the facilities and systems thereof for which Tenant is responsible shall be performed by Owner at the Tenant's expense. Owner shall maintain in good working order and repair the building interior and the building plumbing, electrical, heating and ventilating systems (to the extent such systems presently exist) serving the demised premises. Tenant agrees to give prompt notice of any defective condition in the premises for which Owner may be responsible hereunder. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or others making repairs, alterations, additions or improvements in or to any portion of the building or the demised premises or in and to the fixtures, appurtenances or equipment thereof. It is specifically agreed that Tenant shall not be entitled to any set-off or reduction of rent by reason of any failure of Owner to comply with the covenants of this or any other article of this Lease. Tenant agrees that Tenant's sole remedy at law in such instance will be by way of an action for damages for breach of contract. The provisions of this Article 4 shall not apply in the case of fire or other casualty which are dealt with in Article 9 hereof.

Window Cleaning:

     5. Tenant will not clean nor require, permit, suffer or allow any window in the demised premises to be cleaned from the outside in violation of Section 202 of the Labor Law or any other applicable law or of the Rules of the Board of Standards and Appeals, or of any other Board or body having or asserting jurisdiction.

Requirements of Law, Fire Insur., Floor Loads:

     6. Prior to the commencement of the lease term, if Tenant is then in possession, and at all times thereafter, Tenant, at Tenant's sole cost and expense, shall promptly comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters, Insurance Services Office, or any similar body which shall impose any violation, order or duty upon Owner or Tenant with respect to the demised premises, whether or not arising out of Tenant's use or manner of use thereof, (including Tenant's permitted use) or, with respect to the building if arising out of Tenant's use or manner of use of the premises or the building (including the use permitted under the lease). Nothing herein shall require Tenant to make structural repairs or alterations unless Tenant has, by its manner of use of the demised premises or method of operation therein, violated any such laws, ordinances, orders, rules, regulations or requirements with respect thereto. Tenant may, after securing Owner to Owner's satisfaction against all damages, interest, penalties and expenses, including, but not limited to, reasonable attorney's fees, by cash deposit or by surety bond in an amount and in a company satisfactory to Owner, contest and appeal any such laws, ordinances, orders, rules, regulations or requirements provided same is done with all reasonable promptness and provided such appeal shall not subject Owner to prosecution for a criminal offense or constitute a default under any lease or mortgage under which Owner may be obligated, or cause the demised premises or any part thereof to be condemned or vacated. Tenant shall not do or permit any act or thing to be done in or to the demised premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Owner with respect to the demised premises or the building of which the demised premises form a part, or which shall or might subject Owner to any liability or responsibility to any person or for property damage. Tenant shall not keep anything in the demised premises except as now or hereafter permitted by the Fire Department, Board of Fire Underwriters, Fire Insurance Rating Organization or other authority having jurisdiction, and then only in such manner and such quantity so as not to increase the rate for fire insurance applicable to the building, nor use the premises in a manner which will increase the insurance rate for the building or any property located therein over that in effect prior to the commencement of Tenant's occupancy. Tenant shall pay all costs, expenses, fines, penalties, or damages, which may be imposed upon Owner by reason of Tenant's failure to comply with the provisions of this article and if by reason of such failure the fire insurance rate shall, at the beginning of this lease or at any time thereafter, be higher than it otherwise would be, then Tenant shall reimburse Owner, as additional rent hereunder, for that portion of all fire insurance premiums thereafter paid by Owner which shall have been charged because of such failure by Tenant. In any action or proceeding wherein Owner and Tenant are parties, a schedule or "make-up" of rate for the building or demised premises issued by the New York Fire Insurance Exchange, or other body making fire insurance rates applicable to said premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rates then applicable to said premises. Tenant shall not place any load upon any floor of the demised premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Owner reserves the right to prescribe the weight and position of all safes, business machines and mechanical equipment. Such installations shall be placed and maintained by Tenant, at Tenant's expense, in settings sufficient, in Owner's judgement, to absorb and prevent vibration, noise and annoyance.

Subordination:

     7. This lease is subject and subordinate to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which demised premises are a part and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be self-operative and no further instrument of subordination shall be required by any ground or underlying lessor or by any mortgagee, affecting any lease or the real property of which the demised premises are a part. In confirmation of such subordination, Tenant shall execute promptly any certificate that Owner may request.

Property -- Loss, Damage, Reimbursement, Indemnity:

     8. Owner or its agents shall not be liable for any damage to property of Tenant or of others entrusted to employees of the building, nor for loss of or damage to any property of Tenant by theft or otherwise, nor for any injury or damage to persons or property resulting from any cause of whatsoever nature, unless caused by or due to the negligence of Owner, its agents, servants or employees. Owner or its agents will not be liable for any such damage caused by other tenants or persons in, upon or about said building or caused by operations in construction of any private, public or quasi public work. If at any time any windows of the demised premises are temporarily closed, darkened or bricked up (or permanently closed, darkened or bricked up, if required by law) for any reason whatsoever including, but not limited to Owner's own acts, Owner shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor nor abatement or diminution of rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction. Tenant shall indemnify and save harmless Owner against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which Owner shall not be reimbursed by insurance, including reasonable attorneys fees, paid, suffered or incurred as a result of any breach by Tenant, Tenant's agents, contractors, employees, invitees, or licensees, of any covenant or condition of this lease, or the carelessness, negligence or improper conduct of the Tenant, Tenant's agents, contractors, employees, invitees or licensees. Tenant's liability under this lease


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extends to the acts and omissions of any sub-tenant, and any agent, contractor, employee, invitee or licensee of any sub-tenant. In case any action or proceeding is brought against Owner by reason of any such claim, Tenant, upon written notice from Owner, will, at Tenant's expense, resist or defend such action or proceeding by counsel approved by Owner in writing, such approval not to be unreasonably withheld.

Destruction, Fire and Other Casualty:

     9. (a) If the demised premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give immediate notice thereof to Owner and this lease shall continue in full force and effect except as hereinafter set forth.
(b) If the demised premises are partially damaged or rendered partially unusable by fire or other casualty, the damages thereto shall be repaired by and at the expense of Owner and the rent, until such repair shall be substantially completed, shall be apportioned from the day following the casualty according to the part of the premises which is usable. (c) If the demised premises are totally damaged or rendered wholly unusable by fire or other casualty, then the rent shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the date when the premises shall have been repaired and restored by Owner, subject to Owner's right to elect not to restore the same as hereinafter provided. (d) If the demised premises are rendered wholly unusable or (whether or not the demised premises are damaged in whole or in part) if the building shall be so damaged that Owner shall decide to demolish it or to rebuild it, then, in any of such events, Owner may elect to terminate this lease by written notice to Tenant, given within 90 days after such fire or casualty, specifying a date for the expiration of the lease, which date shall not be more than 60 days after the giving of such notice, and upon the date specified in such notice the term of this lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease and Tenant shall forthwith quit, surrender and vacate the premises without prejudice however, to Landlord's rights and remedies against Tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Unless Owner shall serve a termination notice as provided for herein, Owner shall make the repairs and restorations under the conditions of (b) and
(c) hereof, with all reasonable expedition, subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Owner's control. After any such casualty, Tenant shall cooperate with Owner' restoration by removing from the premises as promptly as reasonably possible, all of Tenant's salvageable inventory and movable equipment, furniture, and other property. Tenant's liability for rent shall resume five (5) days after written notice from Owner that the premises are substantially ready for Tenant's occupancy. (e) Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. Notwithstanding the foregoing, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty and to the extent that such insurance is in force and collectible and to the extent permitted by law, Owner and Tenant each hereby releases and waives all right of recovery against the other or any one claiming through or under each of them by way of subrogation or otherwise. The foregoing release and waiver shall be in force only if both releasors' insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance. If, and to the extent, that such waiver can be obtained only by the payment of additional premiums, then the party benefiting from the waiver shall pay such premium within ten days after written demand or shall be deemed to have agreed that the party obtaining insurance coverage shall be free of any further obligation under the provisions hereof with respect to waiver of subrogation. Tenant acknowledges that Owner will not carry insurance on Tenant's furniture and/or furnishings or any fixtures or equipment, improvements, or appurtenance removable by Tenant and agrees that Owner will not be obligated to repair any damage thereto or replace the same. (f) Tenant hereby waives the provisions of Section 227 of the Real Property Law and agrees that the provisions of this article shall govern and control in lieu thereof.

Eminent Domain:

     10. If the whole or any part of the demised premises Domain: shall be acquired or condemned by for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim for the value of any unexpired term of said lease and assigns to Owner, Tenant's entire interest in any such award.

Assignment, Mortgage, Etc.:

     11. Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors and assigns, expressly covenants that it shall not assign, mortgage or encumber this agreement, nor underlet, or suffer or permit the demised premises or any part thereof to be used by others, without the prior written consent of Owner in each instance. Transfer of the majority of the stock of a corporate Tenant shall be deemed an assignment. If this lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant, Owner may, after default by Tenant, collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, under-tenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Owner to an assignment or underletting shall not in any wise be construed to relieve Tenant from obtaining the express consent in writing of Owner to any further assignment or underletting.


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


Electric Current:

     12. Rates and conditions in respect to submetering or rent inclusion, as the case may be, to be added in RIDER attached hereto. Tenant covenants and agrees that at all times its use of electric current shall not exceed the capacity of existing feeders to the building or the risers or wiring installation and Tenant may not use any electrical equipment which, in Owner's opinion, reasonably exercised, will overload such installations or interfere with the use thereof by other tenants of the building. The change at any time of the character of electric service shall in no wise make Owner liable or responsible to Tenant, for any loss, damages or expenses which Tenant may sustain.

Access to Premises:

     13. Owner or Owner's agents shall have the right (but shall not obligated) to enter the demised premises in any emergency at any time, and, at other reasonable times, upon prior notice to examine the same and to make such repairs, replacements and improvements as Owner may deem necessary and reasonably desirable to the demised premises or to any other portion of the building or which Owner may elect to perform. While the Landlord or its agents or representatives are in the demised premises in accordance with the provisions of this Article 13, Landlord shall use all reasonable efforts and shall cause such agents or representatives to use their reasonable efforts to safeguard and protect Tenant's property from damage and to minimize the interference with Tenant's business. Tenant shall permit Owner to use and maintain and replace pipes and conduits in and through the demised premises and to erect new pipes and conduits therein provided they are concealed within the walls, floor, or ceiling. Owner may, during the progress of any work in the demised premises, take all necessary materials and equipment into said premises without the same constituting an eviction nor shall the Tenant be entitled to any abatement of rent while such work is in progress nor to any damages by reason of loss or interrupting of business or otherwise. Throughout the term hereof Owner shall have the right to enter the demised premises at reasonable hours for the purpose of showing the same to prospective purchasers or mortgagees of the building, and during the last six months of the term for the purpose of showing the same to prospective tenants. If Tenant is not present to open and permit an entry into the premises, Owner or Owner' s agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly and provided reasonable care if exercised to safeguard Tenant's property, such entry shall not render Owner or its agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected. If during the last month of the term Tenant shall have removed all or substantially all of Tenant's property therefrom, Owner may immediately enter, alter, renovate or redecorate the demised premises without limitation or abatement of rent, or incurring liability to Tenant for any compensation and such as shall have no effect on this lease or Tenant's obligations hereunder.

Vault, Vault Space, Area:

     14. No Vaults, vault space or area, whether or not enclosed or covered, not within the property line of the building is leased hereunder, anything contained in or indicated on any sketch, blue print or plan, or anything contained elsewhere in this lease to the contrary notwithstanding. Owner makes no representation as to the location of the property line of the building. All vaults and vault space and all such areas not within the property line of the building, which Tenant may be permitted to use and/or occupy, is to be used and/or occupied under a revocable license, and if any such license be revoked, or if the amount of such space or area be diminished or required by any federal, state or municipal authority or public utility, Owner shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation, diminution or requisition be deemed constructive or actual eviction. Any tax, fee or charge of municipal authorities for such vault or area shall be paid by Tenant.

Occupancy:

     15. Tenant will not at any time use or occupy the demised premises in violation of the certificate of occupancy issued for the building of which the demised premises are a part. Tenant has inspected the premises and accepts them as is, subject to the riders annexed hereto with respect to Owner's work, if any. In any event, Owner makes no representation as to the condition of the premises except that there are no violations of record as of the Commencement Date of the Lease and that the Certificate of Occupancy for the building is currently in full force and effect.

Bankruptcy:

     16. (a) Anything elsewhere in this lease to the contrary notwithstanding, this lease may be cancelled by Owner by the sending of a written notice to Tenant within a reasonable time after the happening of any one or more of the following events: (1) the commencement of a case in bankruptcy or under the laws of any state naming Tenant as the debtor; or (2) the making by Tenant of an assignment or any other arrangement for the benefit of creditors under any state statute. Neither Tenant nor any person claiming through or under Tenant, or by reason of any statute or order of court, shall thereafter be entitled to possession of the premises demised but shall forthwith quit and surrender the premises. If this lease shall be assigned in accordance with its terms, the provisions of this Article 16 shall be applicable only to the party then owning Tenant's interest in this lease.

         (b) it is stipulated and agreed that in the event of the termination of this lease pursuant to (a) hereof, Owner shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rent reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the demised premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of four percent (4%) per annum. If such premises or any part thereof be relet by the Owner for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such reletting shall be deemed to be the fair and reasonable rental value for the part or the whole of the premises so relet during the term of the reletting. Nothing herein contained shall limit or prejudice the right of the Owner to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

Default:

     17. (1) If Tenant defaults in fulfilling any of the covenants of this lease other than the covenants for the payment of rent or additional rent; or if any of the demised premises becomes vacant or deserted; or if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the demised premises shall be taken or occupied by someone other than Tenant; or if this lease be rejected under ss. 235 of Title 11 of the U.S. Code (bankruptcy code); or if Tenant shall fail to move into or take possession of the premises within fifteen (15) days after the commencement of the term of this lease, then, in any one or more of such events, upon Owner serving a written ten (10) days notice upon Tenant specifying the nature of said default and upon the expiration of said ten (10) days if Tenant shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of a nature that the same cannot be completely cured or remedied within said ten (10) day period, and if Tenant shall not have diligently commenced during such default within such ten (10) day period, and shall not thereafter with reasonable diligence and in good faith, proceed to remedy or cure such default, or if Tenant defaults in the payment of rent on additional rent and fails to cure such default within five (5) days after written notice thereof, then Owner may serve a written five (5) days' notice of cancellation of this lease upon Tenant, and upon the expiration of said five (5) days this lease and the term thereunder shall end and expire as fully and completely as if the expiration of such five
(5) day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof and Tenant shall then quit and surrender the demised premises to Owner but Tenant shall remain liable as hereinafter provided.

         (2) If the notice provided for in (1) hereof shall have been given, and the term shall expire as aforesaid; or if Tenant shall make default in the payment of the rent reserved herein or any item of additional rent herein mentioned or any part of either or in making any other payment herein required; then and in any of such events Owner may without notice, re-enter the demised premises either by force or otherwise, and dispossess Tenant by summary proceedings or otherwise, and the legal representative of Tenant or other occupant of demised premises and remove their effects and hold the premises as if this lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end. If Tenant shall make default hereunder prior to the date fixed as the commencement of any renewal or extension of this lease, Owner may cancel and terminate such renewal or extension agreement by written notice.


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


Remedies of owner and Waiver of Redemption:

     18. In case of any such default, re-entry, expiration and and/or dispossess by summary proceedings or otherwise (a) the rent shall become due thereupon and be paid up to the time of such re-entry, dispossess and/or expiration, (b) Owner may re-let the premises or any part or parts thereof, either in the name of Owner or otherwise, for a term or terms, which may at Owner's option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease and may grant concessions or free rent or charge a higher rental than that in this lease, and/or (c) Tenant or the legal representatives of Tenant shall also pay Owner as liquidated damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained, any deficiency between the rent hereby reserved and/or covenanted to be paid and the net amount, if any, of the rents collected on account of the lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure of Owner to re-let the premises or any part or parts thereof shall not release or affect Tenant's liability for damages. In computing such liquidated damages there shall be added to the said deficiency such expenses as Owner may incur in connection with re-letting, such as legal expenses, reasonable attorneys' fees, brokerage, advertising and for keeping the demised premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Owner to collect the deficiency for any month shall not prejudice in any way the rights of Owner to collect the deficiency of any subsequent month by a similar proceeding. Owner, in putting the demised premises in good order or preparing the same for re- rental may, at Owner's option, make such alterations, repairs, replacements, and/or decorations in the demised premises as Owner, in Owner's sole judgment, considers advisable and necessary for the purpose of re-letting the demised premises, and the making of such alterations, repairs, replacements, and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Owner shall in no event be liable in any way whatsoever for failure to re-let the demised premises, or in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rents collected over the sums payable by Tenant to Owner hereunder. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Owner shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this lease of any particular remedy, shall not preclude Owner from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Owner obtaining possession of demised premises, by reason of the violation by Tenant of any of the covenants and conditions of this lease, or otherwise.

Fees and Expenses:

     19. If Tenant shall default in the observance or performance of any term or covenant on Tenant's part to be observed or performed under or by virtue of any of the terms or provisions in any article of this lease, then, unless otherwise provided elsewhere in this lease, Owner may immediately or at any time thereafter and without notice perform the obligation of Tenant thereunder. If Owner, in connection with the foregoing or in connection with any default by Tenant in the covenant to pay rent hereunder, makes any expenditures or incurs any obligations for the payment of money, including but not limited to reasonable attorney's fees, in instituting, prosecuting or defending any action or proceeding, then Tenant will reimburse Owner for such sums so paid or obligations incurred with interest and costs. The foregoing expenses incurred by reason of Tenant's default shall be deemed to be additional rent hereunder and shall be paid by Tenant to Owner within five (5) days of rendition of any bill or statement to Tenant therefor. If Tenant's lease term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by Owner as damages.

Building Alterations and Management:

     20. Owner shall have the right at any time without the same constituting an eviction and without incurring liability to Tenant therefor to change the arrangement and/or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets or other public parts of the building and to change the name, number or designation by which the building may be known. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or other Tenants making any repairs in the building or any such alterations, additions and improvements. Furthermore, Tenant shall not have any claim against owner by reason of Owner's imposition of such controls of the manner of access to the building by Tenant's social or business visitors as the Owner may deem necessary for the security of the building and its occupants.

No Representations by Owner:

     21. Neither Owner nor Owner's agents have made any representations or promises with respect to the physical condition of the building, the land upon which it is erected or the demised premises, the rents, leases, expenses of operation or any other matter or thing affecting or related to the premises except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this lease. Tenant has inspected the building and the demised premises and is thoroughly acquainted with their condition and agrees to take the same "as is" subject to Articles 51 and 58 and acknowledges that the taking of possession of the demised premises by Tenant shall be conclusive evidence that the said premises and the building of which the same form a part were in good and satisfactory condition at the time such possession was so taken, except as to latent defects. All understandings and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreement between Owner and Tenant and any executory agreement hereafter made shall be in effective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

End of Term:

     22. Upon the expiration or other termination of the term of this lease, Tenant shall quit and surrender to Owner the demised premises, broom clean, in good order and condition, ordinary wear and damages which Tenant is not required to repair as provided elsewhere in this lease excepted, and Tenant shall remove all its property. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this lease. If the last day of the term of this Lease or any renewal thereof, falls on Sunday, this lease shall expire at noon on the preceding Saturday unless it be a legal holiday in which case it shall expire at noon on the preceding business day.

Quiet Enjoyment:

     23. Owner covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions, on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless, to the terms and conditions of this lease including, but not limited to, Article 31 hereof and to the ground leases, underlying leases and mortgages hereinbefore mentioned.

No Waiver:

     24. The failure of Owner or Tenant to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this lease or of any of the Rules or Regulations, set forth or hereafter adopted by Owner, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Owner of rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach and no provision of this lease shall be deemed to have been waived by Owner unless such waiver be in writing signed by Owner. No payment by Tenant or receipt by Owner of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment without prejudice to Owner's right to recover the balance of such rent or pursue any other remedy in this lease provided. No act or thing done by Owner or Owner's agents during the term hereby demised shall be deemed an acceptance of a surrender of said premise, and no agreement to accept such surrender shall be valid unless in writing signed by Owner. No employee of Owner or Owner's agent shall have any power to accept the keys of said premises prior to the termination of the lease and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or a surrender of the premises.

Waiver of Trial by Jury:

     25. It is mutually agreed by and between Owner and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counter-claim brought by either of the parties hereto against the other (Except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Owner and Tenant, Tenant's use of or occupancy of said premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Owner commence any summary proceeding for possession of the premises, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding including a counterclaim under Article 4 except for any mandatory counterclaims that are available to Tenant.

Inability to Perform:

     26. This Lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in no wise be affected, impaired or excused because Owner is unable to fulfill any of its obligations under this lease or to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repair, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Owner is prevented or delayed from so doing by reason of strike or labor troubles or any cause whatsoever including, but not limited to, government preemption in connection with a National Emergency or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency or by reason of the conditions of supply and demand which have been or are affected by war or other emergency.

Bills and Notices:

     27. Except as otherwise in this lease provided, a bill, statement, notice or communication which Owner may desire or be required to give to Tenant, shall be deemed sufficiently given or rendered if, in writing, delivered to Tenant personally or sent by registered or certified mail addressed to Tenant at the building of which the demised premises form a part or at the last known residence address or business address of Tenant or left at any of the aforesaid premises addressed to Tenant, and the time of the rendition of such bill or statement and of the giving of such notice or communication shall be deemed to be the time when the same is delivered to Tenant, mailed, or left at the premises as herein provided. Any notice by Tenant to Owner must be served by registered or certified mail addressed to Owner at the address first hereinabove given or at such other address as Owner shall designate by written notice.

Services Provided by Owners:

     28. As long as Tenant is not in default under any of covenants of this lease, Owners shall provide: (a) necessary elevator facilities on business days from 8 a.m. to 6 p.m. and on Saturdays from 8 a.m. to 1 p.m. and have one elevator subject to call at all other times; (b) heat to the demised premises when and as required by law, on business days from 8 a.m. to 6 p.m. and on Saturdays from 8 a.m. to 1 p.m.; (c) water for ordinary lavatory purposes, but if Tenant uses or consumes water for any other purposes or in unusual quantities )of which fact Owner shall be the sole judge), Owner may install a water meter at Tenant's expense which Tenant shall thereafter maintain at Tenant's expense in good working order and repair to register such water consumption and Tenant shall pay for water consumed as shown on said meter as additional rent as and when bills are rendered; (d) cleaning service for the demised premises on business days at Owner's expense provided that the same are kept in order by Tenant. If, however, said premises are to be kept clean by Tenant, it shall be done at Tenant's sole expense, in a manner satisfactory to Owner and no one other than persons approved by Owner shall be permitted to enter said premises or the building of which they are a part for such purpose. Tenant shall pay Owner the cost of removal of any of Tenant's refuse and rubbish from the building. RIDER to be added in respect to rates and conditions for such additional service; (f) Owner reserves the right to stop services of the heating, elevators, plumbing, air-conditioning, power systems or cleaning or other services, if any, when necessary by reason of accident or for repairs, alterations, replacements or improvements necessary or desirable in the judgment of Owner for as long as may be reasonably required by reason thereof. If the building of which the demised premises are a part supplies manually operated elevator service, Owner at any time may substitute automatic control elevator service and upon ten days' written notice to Tenant, proceed with alterations necessary therefor without in any wise affecting this lease or the obligation of Tenant hereunder. The same shall be done with a minimum of inconvenience to Tenant and Owner shall pursue the alteration with due diligence.

Captions:

     29. The Captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this lease nor the intent of any provisions thereof.

Definitions:

     30. The term "office", or "offices", wherever used in this lease, shall not be construed to mean premises used as a store or stores, for the sale or display, at any time, of goods, wares or merchandise, of any kind, or as a restaurant, shop, booth, bootblack or other stand, barber shop, or for other similar purposes or for manufacturing. The term "Owner" means a landlord or lessor, and as used in this lease means only the owner, or the mortgagee in possession, for the time being of the land and building (or the owner of a lease of the building or of the land and building) of which the demised premises form a part, so that in the event of any sale or sales of said land and building or of said lease, or in the event of a lease of said building, or of the land and building, the said Owner shall be and hereby is entirely freed and relieved of all covenants and obligations of Owner hereunder, and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, at any such ale, or the said lessee of the building, or of the land and building, that the purchaser or the lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Owner, hereunder. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning. The term "business days" as used in this lease shall exclude Saturdays (except such portion thereof as is covered by specific hours in Article 28 hereof), Sundays and all days observed by the State or Federal Government as legal holidays and those designated as holidays by the applicable building service union employees service contract or by the applicable Operating Engineers contract with respect to HVAC service.

Adjacent Excavation -- Shoring:

     31. If an excavation shall be made upon land adjacent to the demised premises, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building of which demised premises form a part from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Owner, or diminution or abatement of rent.

Rules and Regulations:

     32. Tenant and Tenant's servants, employees, agents, visitors and licensees shall observe faithfully, and comply strictly with, the Rules and Regulations and such other and further reasonable Rules and Regulations as Owner or Owner's agents may from time to time adopt. Notice of any additional rules or regulations shall be given in such manner as Owner may elect. In case Tenant disputes the reasonableness of any additional Rule or Regulation hereafter made or adopted by Owner or Owner's agents, the parties hereto agree to submit the question of the reasonableness of such Rule or Regulation for decision to the New York office of the American Arbitration Association, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rule or Regulation upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice, in writing upon Owner within ten (10) days after the giving of notice thereof. Nothing in this lease contained shall be construed to impose upon Owner any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant and Owner shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees. All Rules and Regulations shall be adopted and enforced in a non-discriminatory manner.

Security:

     33. Tenant has deposited with Owner the sum of $72,666.66 as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this lease; it is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this lease, including, but not limited to, the payment of rent and additional rent, Owner may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which Tenant is in default or for any sum which Owner may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this lease, including but not limited to, any damages or deficiency in the re-letting of the premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Owner. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this lease, the security shall be returned to Tenant after the date fixed as the end of the Lease and after delivery of entire possession of the demised premises to Owner. In the event of a sale of the land and building or leasing of the building, of which the demised premises form a part, Owner shall have the right to transfer the security to the vendee or lessee and Owner shall thereupon be released by Tenant from all liability for the return of such security; and Tenant agrees to look to the new Owner solely for the return of said security, and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Owner. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Owner nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance. See Article 60.

Estoppel Certificate:

     34. Tenant, at any time, and from time to time, upon at least 10 days' prior notice by Owner, shall execute, acknowledge and deliver to Owner, and/or to any other person, firm or corporation specified by Owner, a statement certifying that this Lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the dates to which the rent and additional rent have been paid, and stating whether or not there exists any default by Owner under this Lease, and, if so, specifying each such default.

Successors and Assigns:

     35. The covenants, conditions and agreement contained in this lease shall bind and inure to the benefit of Owner and Tenant and their respective heirs, distributees, executors, administrators, successors, and except as otherwise provided in this lease, their assigns.


     Rider containing Articles 36 thru 60 inclusive is annexed hereto and made part hereof


IN WITNESS WHEREOF, Owner and Tenant have respectively signed and sealed this lease as of the day and year first above written.




                                     HACIENDA INTERCONTINENTAL REALTY, N.V.

Witness for Owner:


________________________________

By: ____________________________[CORP. SEAL]



                                     NEW YORK MERCHANT BAKERS INSURANCE COMPANY

Witness for Tenant:


________________________________

By: ____________________________[CORP. SEAL]

                                 ACKNOWLEDGMENTS

CORPORATE OWNER
STATE OF NEW YORK,     ss.:
County of

     On this        day of             , 19    , before me personally came
to me known, who being by me duly sworn, did depose and say that he resides

in                              :

that he is the                   of

the corporation described in and which executed the foregoing instrument, as
OWNER: that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

                                -----------------------------------------------


INDIVIDUAL OWNER
STATE OF NEW YORK,     ss.:
County of

to me known and known to be the individual described in and who, as OWNER, executed the foregoing instrument and acknowledged to me that he executed the same.

                                -----------------------------------------------


CORPORATE TENANT
STATE OF NEW YORK,     ss.:
County of

     On this        day of             , 19    , before me personally came
to me known, who being by me duly sworn, did depose and say that he resides

in                             :

that he is the                   of

the corporation described in and which executed the foregoing instrument, as
OWNER: that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

                                -----------------------------------------------


INDIVIDUAL TENANT
STATE OF NEW YORK,     ss.:
County of

to me known and known to be the individual described in and who, as OWNER, executed the foregoing instrument and acknowledged to me that he executed the same.

                                -----------------------------------------------


     RIDER ANNEXED TO LEASE DATED JUNE   , 1996 BY AND BETWEEN HACIENDA
     INTERCONTINENTAL REALTY, N.V., AS LANDLORD AND NEW YORK MERCHANT BAKERS INSURANCE COMPANY, AS TENANT, OF THE ENTIRE 21ST FLOOR OF THE BUILDING KNOWN AS 116 JOHN STREET, NEW YORK, NEW YORK 10038
     ============================================


36. Rider Provisions Paramount: If and to the extent that any of the provisions of this Rider conflict or are otherwise inconsistent with any of the preceding printed provisions of this lease, whether or not such inconsistency is expressly noted in this Rider, the provisions of this Rider shall prevail, and in case of inconsistency with said Rules and Regulations, shall be deemed a waiver of such Rules and Regulations with respect to Tenant to the extent of such inconsistency.

37. Additional Definitions: For the purposes of this Lease and all agreements supplemental to this lease, and all communications with respect thereto, unless the context otherwise requires:

     A. The term "fixed rent" shall mean rent at the annual rental rate or rates provided for in the granting clause appearing at the beginning of this lease.

     B. The term "additional rent" shall mean all sums of money, other than fixed rent, and which become due and payable from Tenant to Landlord hereunder, and Landlord shall have the same remedies therefor as for a default in payment of fixed rent.

     C. The term "rent" shall mean fixed rent and/or additional rent.

     D. The terms "Commencement Date" and "Expiration Date" shall mean the dates fixed in this lease, or to be determined pursuant to the provisions of this lease, respectively, as the beginning and the end of the term for which the demised premises are hereby leased.

38. Escalation for Increase in Real Estate Taxes:

     A. As used herein:

        (a) "Taxes" shall mean the real estate taxes and assessments imposed upon the land and building of which the demised premises are a part. Penalties and interest on Taxes, and income, franchise, transfer, inheritance and capital stock taxes shall be deemed excluded from the term Taxes for the purposes hereof. However, if and to the extent that, due to a change in the method of assessment or taxation, any franchise, capital stock, capital, rents, income, profits or other tax or charge shall be substituted in whole or in part for the Taxes now or hereafter imposed upon said land and building, such franchise, capital stock, capital, rents, income, profits or other tax or charge, computed as if Landlord owned or operated no property other than said land and building, shall be deemed included in the term Taxes for the purposes hereof.

        (b) "Tax Year" shall mean each period of twelve (12) months, commencing on the first day of July of each such period, in which occurs any part of the term of this lease or such other period of twelve (12) months occurring during the term of this lease as hereafter may be duly adopted as the fiscal year for real estate tax purposes of the City of New York.

        (c) "Base Tax" shall mean the Taxes for the period July 1, 1996 through June 30, 1997 (the "Base Tax Year").

     B. If the Taxes for any Tax Year shall be greater than the Base Tax, Tenant shall pay as additional rent for such Tax Year a sum equal to 3.449% of the amount by which the Taxes for such Tax Year are greater than the Base Tax (which amount is hereinafter called the "Tax Payment"). Should this lease commence or terminate prior to the expiration of a Tax Year, such Tax Payment shall be prorated to, and shall be payable on, or as and when ascertained after, the Commencement Date or the Expiration Date, as the case may be. Tenant's obligation to pay such additional rent and Landlord's obligation to refund pursuant to Paragraph C below, as the case may be, shall survive the termination of this lease for a period of two (2) years. If the Taxes for any Tax Year subsequent to the Base Tax Year, or an installment thereof, shall be reduced before such Taxes, or such installment, shall be paid, the amount of Landlord's reasonable costs and expenses of obtaining such reduction (but not exceeding the amount of such reduction) shall be added to and be deemed part of the Taxes for such Tax Year. Payment of additional rent for any Tax Payment due from Tenant shall be made as and subject to the conditions hereinafter provided in this Article.

     C. Landlord shall be under no obligation to contest the Taxes or the assessed valuation of the land and the building for any Tax Year or to refrain from contesting the same, and may settle any such contest on such terms as Landlord in its sole judgment considers proper. If Landlord shall receive a refund for any Tax Year for which a Tax Payment shall have been made by Tenant pursuant to Paragraph B above, Landlord shall repay to Tenant, with reasonable promptness, 3.449% of such refund after deducting from such refund the reasonable costs and expenses (including experts' and attorneys' fees) of obtaining such refund. If the assessment for the Base Tax Year shall be reduced from the amount originally imposed after Landlord shall have rendered a comparative statement (as provided in Paragraph D below) to Tenant with respect to a Tax Year, the amount of the Tax Payment shall be adjusted in accordance with such change and Tenant, on Landlord's demand, shall pay any increase in additional rent resulting from such adjustment.

     D. At any time during a Tax Year after the taxes for such Tax Year become known Landlord may, or else with reasonable promptness after the end of each Tax Year, Landlord shall render to Tenant a comparative statement together with a copy of the tax bill showing the amount of the Base Tax, the amount of the Taxes for such Tax Year and the Tax Payment, if any, due from Tenant for such Tax Year, indicating thereon in reasonable detail the computation of such Tax Payment. The Tax Payment shown on such comparative statement may, at Landlord's option, be payable in full or in such installments (not more frequent than monthly) as Landlord may determine. Tenant shall pay the amount of the Tax Payment shown on such comparative statement (or the balance of a proportionate installment thereof, if only an installment is involved) concurrently with the installment of fixed rent then or next due, or if such statement shall be rendered at or after the termination of this lease within thirty (30) days after such rendition. Whenever so requested, but not more often than once a year, Landlord will furnish Tenant with a reproduced copy of the bill (or receipted bill) for the Taxes for the current or next preceding Tax Year.

39. Escalation for Wage Rates:

     A. As used herein:

        (a) "Wage Rate" shall mean the minimum regular hourly wage rate required to be paid to or for the benefit of porters engaged in the general maintenance and operation of Class A office buildings in the vicinity of the building pursuant to a collective bargaining agreement negotiated by Realty Advisory Board on Labor Relations, Inc., or any successor thereto.

        (b) "Base Wage Rate" shall mean the Wage Rate in effect for the calendar year 1996.

     B. If the Wage Rate shall be increased at any time after the date of this lease and shall be greater than the Base Wage Rate, Tenant shall pay to Landlord as additional rent an annual sum equal to the product obtained by multiplying
(i) one times the number of cents (including any fraction of a cent), by which the Wage Rate exceeds the Base Wage Rate by (ii) the number of square feet of rentable area of the demised premises, which for the purposes of this Paragraph shall be deemed to be 10,900 square feet. Such additional rent shall be payable in equal monthly installments commencing with the first monthly installment of fixed rent falling due hereunder after the effective date of such a change in the Wage Rate and continuing thereafter until a new adjustment in such additional rent shall be established and become effective in accordance with the provisions of this Article. If any increase in the Wage Rate shall be made retroactive, Tenant shall pay Landlord the amount of the consequent adjustment of fixed rent. Landlord shall give Tenant written notice of each change in the Wage Rate which will be effective to create or change Tenant's obligation to pay additional rent pursuant to the provisions of this Paragraph B, with reasonable promptness after Landlord learns thereof, and such notice shall contain Landlord's calculation of the annual rate of additional rent payable resulting from such change in the Wage Rate.

     C. Landlord's failure during the lease term to prepare and deliver any notice, statement or bill, or Landlord's failure to make a demand, shall not in any way cause Landlord to forfeit or surrender Landlord's right to collect any additional rent which may have become due during the term of this lease under this Article and Tenant's liability for amounts due under this Article shall survive the termination of this lease for a period of two (2) years.

40. Amending Article 11:

     Notwithstanding the provisions of Article 11, and in modification and amplification thereof:

     A. If Tenant's interest in this lease is assigned, whether or not in violation of the provisions of this lease, Landlord may collect rent from the assignee. If the demised premises or any part thereof are sublet to, or occupied by, or used by, any person other than Tenant, whether or not in violation of this lease, Landlord, after default by Tenant under this lease and expiration of Tenant's time, if any, to cure such default, may collect rent from the subtenant, user or occupant. In either case, Landlord shall apply the net amount collected to the rents reserved in this lease, but neither any such assignment, subletting, occupancy, nor use, nor any such collection or application shall be deemed a waiver of any term, covenant or condition of this lease or the acceptance by Landlord of such assignee, subtenant occupant or user as a tenant. The consent by Landlord to any assignment, subletting, occupancy or use shall not relieve Tenant from its obligation to obtain the express prior written consent of Landlord to any further assignment, subletting, occupancy or use. The listing of any name other than Tenant's on any door of the demised premises, or on any directory, other than the names of Tenant's business entity and Tenant's associates/employees or on any elevator in the building, or otherwise, shall not operate to vest in the party so named, any right or interest in this lease or in the demised premises, or be deemed to constitute, or serve as a substitute for, any prior written consent of Landlord required under this Article,and it is understood that any such listing shall constitute a privilege extended by Landlord which shall be revocable at Landlord's will by notice to Tenant. Tenant agrees to pay to Landlord any reasonable counsel fees incurred by Landlord in connection with any proposed assignment of Tenant's interest in this lease or any proposed subletting of the demised premises or any part thereof. Neither any assignment of Tenant's interest in this lease nor any subletting, occupancy or use of the demised premises or any part thereof by any person other than Tenant, nor any collection of rent by Landlord from any person other than Tenant as provided in this Paragraph A, nor any application of any such rent as aforementioned as provided in this Paragraph A, shall in any circumstances relieve Tenant of Tenant's obligation fully to observe and perform the terms, covenants and conditions of this lease on Tenant's part to be observed and performed.

     Landlord shall not unreasonably withhold consent to the proposed assignment or subletting, provided that Tenant is not then in default under this lease and further provided that the following further conditions shall be fulfilled:

        i) The proposed subtenant or assignee shall not be a school of any kind, or an employment or placement agency or governmental or quasi-governmental agency;

        ii) The subletting or assignment shall be to a tenant whose occupancy will be in keeping with the dignity and character of the then use and occupancy of the building and whose financial standing and occupancy will not be more objectionable or more hazardous than that of Tenant herein or impose any additional burden upon Landlord in the operation of the building;

        iii) The proposed sublessee or assignee shall not be at a lower rental rate than that being charged by Landlord at the time for similar space in the building;

        iv) The proposed sublessee or assignee shall not be a tenant, subtenant or assignee of any premises in the building; nor shall the proposed sublessee or assignee be a person or entity with whom Landlord is then negotiating to lease space in the building.

        v) In case of a subletting, it shall be expressly subject to all of the obligations of Tenant under this lease and the further condition and restriction that the sublease shall not be assigned, encumbered or otherwise transferred or the subleased premises further sublet by the sublessee in whole or in part, or any part thereof suffered or permitted by the sublessee to be used or occupied by others, without the prior written consent of Landlord in each instance.

        vi) The demised premises shall not, without Landlord's prior written consent, have been listed or otherwise publicly advertised for assignment or subletting at a rental rate less than the lower of the rate of fixed rent then payable hereunder for such space or the then prevailing rental rate for other space in the building. However, this shall not be deemed to prohibit Tenant from negotiating or consummating a sublease at a lower rental rate.

        vii) The character of the business to be conducted or the proposed use of the demised premises by the proposed sublessee or assignee shall not (i) be likely to increase Landlord's operating expenses beyond that which would be incurred in accordance with the standards of use of other tenancies in the building; (ii) increase the burden on existing building services including, without limitation, cleaning and elevator service over the burden prior to such proposed subletting or assignment; or (iii) violate or be likely to violate any provisions or restrictions herein relating to the use or occupancy of the demised premises.

     B. Anything herein contained to the contrary notwithstanding, but without releasing Tenant from its obligations for full performance hereunder, Tenant shall have the right, without the consent of Landlord, to assign or sublet all or any part of the demised premises to one or more controlled or subsidiary companies, or to a parent company (existing or future), and Tenant shall have the right to permit the demised premises or any part thereof to be used by any controlled subsidiary or affiliated and/or parent companies, provided that a duplicate original of the assignment or sublease shall be delivered to Landlord within seven (7) days after execution, and provided that such assignment or sublease shall permit only such use and occupancy as is permitted under this lease.

     Further, Tenant may assign this lease in its entirety without the consent of Landlord to any successor corporation (by consolidation or merger or sale of substantially all of its assets) provided the assets and consolidated net worth of such successor corporation and its consolidated subsidiaries, determined in accordance with generally accepted accounting principles on a pro forma basis from the then most recent audited (by independent certified public accountants) balance sheets of all corporations which shall have been merged or consolidated with or into such successor corporation, shall not be materially less than the assets and consolidated net worth of Tenant and its consolidated subsidiaries as shown by Tenant's most recent audited (by independent certified public accountants) balance sheet, provided that Tenant shall have delivered to Landlord an agreement on the part of such successor corporation whereby such successor corporation agrees to assume, and does assume, all of the obligations and duties on the part of the Tenant to be performed hereunder.

     C. No permitted or consented to assignment or subletting shall be effective or valid for any purpose whatsoever unless and until a counterpart of the assignment or a counterpart or reproduced copy of the sublease shall have been first delivered to the Landlord and, in the event of an assignment, the Tenant shall deliver to Landlord a written agreement executed and acknowledged by the Tenant and such assignee in recordable form wherein such assignee shall assume jointly and severally with Tenant the due performance of this lease on Tenant's part to be performed to the full end of the term of this lease notwithstanding any other or further assignment.

     D. Any transfer by operation of law or otherwise, of Tenant's interest in this lease or of a 50% or greater interest in Tenant (whether stock, partnership interest or otherwise) shall be deemed an assignment of this lease for purposes of this Article.

     E. If Landlord shall decline to give its consent to any proposed assignment or sublease or if Landlord shall exercise its option under this Article, Tenant shall indemnify, defend and hold harmless Landlord against and from any and all loss, liability, damages, costs and expenses (including reasonable legal fees) resulting from any claims that may be made against Landlord by the proposed assignee or sublessee or by any brokers or other persons claiming a commission or similar compensation in connection with the proposed assignment or sublease.

41. Supplementing Article 3:

     Landlord's consent shall not be required for minor changes to the demised premises such as painting and installation of cabinets and shelves. All other renovations, decorations, additions, installations, improvements and or alterations of any kind or nature in the demised premises (herein "Tenant's Changes") shall require the prior written consent of Landlord thereto which, in the case of non-structural Tenant's Changes, Landlord agrees not to unreasonably withhold. In granting its consent to any Tenant's Changes, Landlord may impose such conditions (as to guarantee of completion, payment, restoration and otherwise) as Landlord may reasonably require. In no event shall Landlord be required to consent to any Tenant's Change which would physically affect any part of the building outside of the demised premises or would adversely affect the proper functioning of the mechanical, electrical, sanitary or other service systems of the building. At the time Tenant requests Landlord's written consent to any Tenant's Changes, Tenant shall deliver to Landlord detailed plans and specifications therefor. Tenant shall pay to Landlord any reasonable fees or expenses incurred by Landlord in connection with Landlord's submitting such plans and specifications, it reasonably deems it necessary to an architect or engineer selected by Landlord for review or examination. Landlord's approval of any plans or specifications does not relieve Tenant from the responsibility for the legal sufficiency and technical competency thereof. Tenant before commencement of any Tenant's Changes shall;

        i) Obtain the necessary consents, authorizations and licenses from all federal, state and/or municipal authorities having jurisdiction over such work;

        ii) Furnish to Landlord a certificate or certificates of Workmen's Compensation Insurance covering all persons who will perform Tenant's Changes for Tenant or any contractor, subcontractor or other person;

        iii) Furnish to Landlord an original Policy of Public Liability Insurance covering Landlord in limit of not less than one million ($1,000,000.00) dollars for injuries or damages to person and property, in a company approved by Landlord. Such policy shall be maintained at all times during the progress of Tenant's Changes and until completion thereof, and shall provide that no cancellation shall be effective unless ten (10) days prior written notice has been given to Landlord.

        iv) Tenant shall employ as its general contractor for the performance of Tenant's Work such contractor as Tenant may select and Landlord shall approve. Landlord shall not unreasonably withhold such approval. Tenant's contractor shall only use union labor.

     Tenant agrees to indemnify and save Landlord harmless from and against any and all bills for labor performed and equipment, fixtures and materials furnished to Tenant and from and against any and all liens, bills or claims therefor or against the demised premises or the building containing the same and from and against all losses, damages, costs, expenses, suits and claims whatsoever in connection with Tenant's Changes. The cost of Tenant's Changes shall be paid for in cash or its equivalent, so that the demised premises and the building containing the same shall at all times be free of liens for labor and materials supplied or claimed to have been supplied.

     Tenant, at its expense, shall cause any Tenant's Changes consented to by Landlord to be performed in compliance with all applicable requirements of insurance bodies having jurisdiction and in such manner as not to interfere with, delay or impose any additional expense upon the Landlord in the maintenance or operation of the building and so as to maintain harmonious labor relations in the building.

     Notwithstanding the provisions of Article 3, Tenant shall not be required to restore the demised premises to its condition prior to the making of any Tenant's Change except if and to the extent that such restoration is made an express condition of Landlord's consent to such Tenant's Change.

     If the performance of Tenant's Change shall unreasonably interfere with the comfort and/or convenience of other tenants in the building or shall cause damage to or otherwise interfere with the occupancy of adjacent buildings, Tenant shall upon Landlord's demand remedy or remove the condition or conditions complained of. Tenant further covenants and agrees to indemnify and save Landlord harmless from and against any and all claims, losses, damages, costs, expenses, suits and demands whatsoever made or asserted against Landlord by reason of the foregoing.

42. Certificates by Tenant:

     At any time and from time to time, Tenant, for the benefit of Landlord and the lessor under any ground lease or underlying lease or the holder of any leasehold mortgage affecting any ground lease or underlying lease, or of any fee mortgage covering the land or the land and building containing the demised premises, on at least fifteen (15) days prior written request by Landlord, will deliver to Landlord a statement, certifying that this lease is not modified and is in full force and effect as modified, and stating the modifications, the Commencement and Expiration Dates hereof, the dates to which the fixed rent, additional rent and other charges have been paid, and whether or not, to the best knowledge of the signer of such statement, there are any then existing defaults on the part of either Landlord or Tenant in the performance of the terms, covenants and conditions of this lease, and if so, specifying the default of which the signer of such statement has knowledge.

43. Limitation of Liability:

     Tenant agrees that the liability of Landlord under this lease and all matters pertaining to or arising out of the tenancy and the use and occupancy of the demised premises, shall be limited to Landlord's interest in the building of which the demised premises form a part and in no event shall Tenant make any claim against or seek to impose any personal liability upon any general or limited partner of Landlord, or any principal of any firm or corporation that may hereafter be or become the Landlord.

44. Indemnification and Insurance:

     Tenant will indemnify and save Landlord harmless from and against all damages, liabilities, claims, costs and expenses, including reasonable attorneys' fees, arising out of the use of the demised premises or any work or thing done, or any condition created by Tenant or its employees, agents or contractors whether or not caused by negligence or breach of an obligation by Tenant.

                Tenant shall, throughout the terms of this lease, at its own cost and expense, but for the mutual benefit of Landlord and Tenant, maintain, General Public Liability Insurance against claims for personal injury, death or property damage occurring upon, in or about the demised premises, such insurance to afford protection to the limit of not less than $1,000,000.00 in respect of personal injury or death and damage to property in respect of any one occurrence. The Certificate of Insurance should specifically have the proposed indemnity clause referred to in the first paragraph of this Article typed on the certificate evidencing that the "hold harmless" clause has been insured. Tenant shall furnish to Landlord certificates of such policies and provide for the insurance carrier's endorsements and such policies shall not be terminated without ten (10) days' prior notice to Landlord as well as Tenant.

45. Electricity:

     A. Except as herein otherwise provided, Landlord shall furnish the electrical energy that Tenant shall reasonably require for its normal business purposes in the demised premises on a "rent inclusion" basis. That is, there shall be no separate charge to Tenant for such electric energy by way of measuring the same on a meter but the value of distributing or furnishing such electrical energy shall be included in the fixed rent reserved hereunder. The fixed rent specified in the granting clause of this lease has not been, but is to be, increased by the value of the electrical energy to be furnished to the demised premises on an annual basis to be determined as hereinafter provided. Until such time as the value of the electrical energy to be furnished to the demised premises shall be determined as in paragraph B below, the fixed rent specified in the granting clause shall be increased by the annual sum of $27,250.00 which reflects an electricity charge of $2.50 per square foot per annum.

     B. At Landlord's option, Landlord shall cause an inspection, survey and evaluation to be made of Tenant's electrical equipment and installations in the demised premises by a reputable independent electrical engineer or consultant (herein "Engineer") designated by Landlord. The Engineer shall make a written determination of the value, on an annual basis, of the electric energy to be furnished to the demised premises including any electric energy to be consumed in furnishing the demised premises with air conditioning irrespective of whether such air conditioning equipment is located exclusively within the demised premises. Such value shall be calculated by applying the electrical demand and consumption determined by the Engineer to the public utility rate schedule then applicable to Landlord for the purchase of electricity for the building but without regard for the electricity used in the rest of the building. The amount of the value so determined by the Engineer shall be substituted for and incorporated in the fixed rent reserved hereunder with respect to the demised premises in place of the amount provided for in paragraph A above, effective as of the Commencement Date, and the parties shall execute a supplementary agreement to reflect the resulting amendment of this lease; and any resulting overpayment or underpayment for the period between the Commencement Date and the date of determination shall be refunded by Landlord or paid by Tenant, as the case may be, on demand.

     C. If at any time or times after the initial determination of the value of the electricity service to the demised premises described in paragraph B above, Tenant shall wish to connect any additional fixtures, appliances or equipment (other than ordinary lamps, typewriters, wordprocessors, personal computers and other small office machines) to the building electric distribution system or to increase its use of electricity in the demised premises by increase in its hours of usage or otherwise, Tenant shall first request Landlord's consent therefor, and shall not proceed without such consent. Landlord shall not unreasonably withhold or delay any such consent. However, as a condition to such consent Landlord may require Tenant to agree to an increase in the fixed rent by an amount which will reflect the value of such additional electric energy to be furnished by Landlord.

     If the parties cannot agree on the amount of such rent increase within 10 days after Landlord shall have granted such consent, such amount shall be determined by an Engineer selected by Landlord and to be paid equally by both parties who shall determine the value of the additional electric service in the same manner as is provided in paragraph B above for determination of the original electric service, and said amount shall be added to and incorporated in the fixed rent reserved hereunder effective from the date such additional electric service is either first used or made available, and shall be reflected in a supplementary agreement amending this lease, in the same manner as is provided in paragraph B above with respect to the initial determination of the value of electric services. All additional feeders or risers or other electrical conductors or equipment required to provide any increase in electric service to the demised premises shall be provided by Landlord, and the cost thereof shall be paid by Tenant on Landlord's demand, provided that, in Landlord's judgment, such additional feeders or risers are necessary and are permissible under applicable laws and insurance regulations and the installation of such additional feeders or risers will not cause permanent damage or injury to the building or the demised premises or cause or create a dangerous or hazardous condition or entail excessive or unreasonable alterations or repairs or interfere with or disturb other tenants or occupants of the building.

     D. If at any time or times after the initial determination of the value of the electric service to the demised premises the rates at which Landlord purchases electricity from the public utility serving the building shall be increased or decreased (including without limitation, by reason of fuel adjustment) or any charge or tax shall be imposed upon Landlord in connection herewith or shall be increased or decreased (all of which are hereinafter called a "rate change"), the fixed rent hereunder shall be increased or decreased, as the case may be, effective as of the date of the rate change, upon the demand of either party, by an annual amount equal to the amount then included in the fixed rent for electric energy times the percentage increase or decrease in such electric rates. Such increase or decrease in fixed rent shall be calculated by Landlord and the Engineer and reflected in the fixed rent in the following manner: First: the average monthly number of kilowatts of demand and the average monthly number of kilowatt hours of consumption (or at the option of Landlord only the average monthly number of kilowatt hours of consumption) shall first be determined for the electricity used in the entire building over the 12 monthly periods immediately preceding the rate change. Second: the cost thereof to Landlord shall be calculated at the rates in effect immediately prior to the rate change and at the rates in effect immediately after the rate change. Third: the percentage by which such cost after the rate change is greater or less than such cost before the rate change shall be determined. Fourth: the amount then included in the fixed rent hereunder for the value of electric service shall be increased or decreased by the same percentage, as the case may be, and the fixed rent shall be increased or decreased by a like amount. At the request of either party, the resulting increase or decrease in fixed rent and in the amount included in the fixed rent for electric energy shall be recorded in a memorandum signed by the parties and from time to time as appropriate may be incorporated in a supplementary agreement modifying this lease to reflect the then current amount included in the fixed rent for electric energy.

     E. Landlord reserves the right to discontinue furnishing electricity to Tenant in the demised premises on not less than 30 days' notice to Tenant, or upon such shorter notice as may be required by the public utility serving the building. If Landlord exercises such right to discontinue, or is compelled to discontinue, furnishing electricity to Tenant, this lease shall continue in full force and effect and shall be unaffected thereby, except only that from and after the effective date of such discontinuance, Landlord shall not be obligated to furnish electricity to Tenant and the fixed rent payable under this lease shall be reduced by the amount then included therein for electricity. If Landlord so discontinues furnishing electricity to Tenant, Tenant shall arrange to obtain electricity directly from the public utility serving the building. Such electricity shall be furnished to Tenant by means of the then existing building system feeders, risers and wiring to the extent that the same are available, suitable and safe for such purposes. All meters and all additional panel boards, feeders, risers, wiring and other conductors and equipment which may be required to obtain electricity of substantially the same quantity, quality and character, directly from such public utility shall be installed by Landlord; at Landlord's expense, if Landlord shall have discontinued furnishing electricity to Tenant voluntarily or shall have been compelled to do so by reason of any act or omission of Landlord in violation of any law or any rule or regulation of the public utility; or at Tenant's expense, if Landlord shall have been compelled to discontinue furnishing electricity to Tenant by reason of any act or omission of Tenant in violation of any law or any rule or regulation of the public utility, or at the Landlord's sole cost and expense, if such discontinuance shall have been by compulsion of law or of any rule or regulation of the public utility and not by reason of any act or omission of Landlord or Tenant in violation of any law or any rule or regulation of the utility. Landlord will not terminate Tenant's electricity unless it is doing so for all tenants of the building.

     F. Landlord shall not be liable to Tenant in any way for any failure or defect in the supply or character of electricity furnished to the demised premises by reason of any requirement, act or omission of the public utility serving the building with electricity or for any reason not attributable to Landlord. Tenant's use of electricity in the demised premises shall not at any time exceed the capacity of any of the electrical conductors and equipment in or otherwise serving the demised premises. Tenant shall furnish and install, at its expense, all replacement lighting tubes, lamps, bulbs and ballasts required in the demised premises.

     G. If at any time during the term of this lease the public utility company supplying electricity to the building shall permit the remetering of electricity to the tenants of the building, Tenant shall, at Landlord's election, purchase Tenant's electricity requirements in the demised premises from Landlord and pay Landlord therefor at the same rates and in accordance with the same rules, regulations and requirements of said public utility company as are set forth in the service classification or rate schedule under which Landlord purchases electricity from said public utility. In the event the Landlord shall elect to remeter electricity at a separate charge to Tenant as aforesaid, the fixed rent shall be decreased by the amount included for furnishing electric energy as of the date preceding the date of commencement of such remetering. Landlord may at any time thereafter during the term of this lease revert to redistribution of electricity to Tenant on a "rent inclusion" basis, in which event the fixed rent shall be increased as of the date Landlord reverts back to furnishing Tenant with electricity on a "rent inclusion" basis by an amount determined in accordance with the provisions of paragraph B of this Article and thereafter the fixed rent shall be subject to future adjustment as provided in paragraphs C, D and E of this Article.

46. Broker:

     Tenant represents and warrants that it neither consulted nor negotiated with any broker or finder with regard to the rental of the demised premises from Landlord other than Williamson, Picket, Gross, Inc. Tenant agrees to indemnify and hold Landlord harmless from any damages, costs and expenses suffered by Landlord by reason of any breach of the foregoing representation.

47. Binding Effect:

     It is specifically understood and agreed that this lease is offered to Tenant for signature by the managing agent of the building solely in its capacity as such agent and subject to Landlord's acceptance and approval, and that Tenant shall have affixed its signature hereto with the understanding that such act shall not, in any way, bind Landlord or its agent until such time as this lease shall have been approved and executed by Landlord and delivered to Tenant.

48. Air-Conditioning:

     Subject to applicable governmental regulations, Tenant shall use the air-conditioning which is part of the Basic Improvements (as defined in Attachment A hereto) only from 8:00 AM to 6:00 PM on weekdays (other than holidays) from May 15th through September 30th. Landlord shall, at Landlord's sole cost and expense, maintain, repair and replace, if necessary, all air-conditioning units and all ducts, wiring and equipment required in connection therewith. If any such repairs are required, Landlord shall perform the repairs as soon as reasonably possible after notice of such requirement.

49. Miscellaneous:

     Without incurring any liability to Tenant, Landlord may permit access to the demised premises and open the same, whether or not Tenant shall be present, upon demand of any receiver, trustee, assignee for the benefit of creditors, sheriff, marshall or court officer entitled to, or reasonably purporting to be entitled to, such access for the purpose of taking possession of, or removing, Tenant's property or for any other lawful purpose (but this provision and any action by Landlord hereunder shall not be deemed a recognition by Landlord that the person or official making such demand has any right or interest in or to this lease,or in or to the premises), or upon demand of any representative of the fire, police, building, sanitation or other department of the city, state or federal governments.

     The terms "person" and "persons" as used in this lease, shall be deemed to include natural persons, firms, corporations,associations and any other private or public entities.

     No receipt of monies by Landlord from Tenant, after any reentry or after the cancellation or termination of this lease in any lawful manner, shall reinstate the lease; and after the service of notice to terminate this lease, or after the commencement of any action, proceeding or other remedy, Landlord may demand, receive and collect any monies due, and apply them on account of Tenant's obligations under this lease but without in any respect affecting such notice, action, proceeding or remedy, except that if a money judgment is being sought in any such action or proceeding, the amount of such judgment shall be reduced by such payment.

     If Tenant is in arrears in the payment of fixed rent or additional rent, Tenant waives its right, if any, to designate the items in arrears against which any payments made by Tenant are to be credited and Landlord may apply any of such payments to any such items in arrears as Landlord, in its sole discretion, shall determine, irrespective of any designation or request by Tenant as to the items against which any such payments shall be credited.

     No payment by Tenant nor receipt by Landlord of a lesser amount than may be required to be paid hereunder shall be deemed to be other than on account of any such payment, nor shall any endorsement or statement on any check or any letter accompanying any check tendered as payment be deemed an accord and satisfaction and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such payment due or pursue any other remedy in this lease provided.

     If in this lease it is provided that Landlord's consent or approval as to any matter will not be unreasonably withheld, and it is established by a court or body having final jurisdiction thereover that Landlord has been unreasonable, the only effect of such finding shall be that Landlord shall be deemed to have given its consent or approval; but Landlord shall not be liable to Tenant in any respect for money damages by reason of withholding its consent.

     Any statement or notice by Landlord pursuant to this lease of rent increase, including, without limitation, any statements, notices or valuations made according to the Article 39 (Escalation for Wage Rates), or 45 (Electricity), shall be conclusive and binding upon Tenant subject to the correction of mathematical errors unless within ninety (90) days after receipt of such notice Tenant shall notify Landlord in writing that it disputes the correctness thereof, specifying the particular respects in which such statement or notice is claimed to be incorrect. If Tenant timely disputes such statement or notice, Tenant shall nevertheless pay the rent in accordance with the disputed statement or notice until such time as the Landlord's statement or notice is resolved, either by agreement of the parties or by decision of a court of competent jurisdiction.

50. Amending Article 7:

     If, in connection with the procurement, continuation or renewal of any financing for which the land and/or the building or the interest of the lessee therein under a superior lease represents collateral in whole or in part an institutional lender shall request modifications of this lease as a condition of such financing, Tenant will not withhold its consent thereto provided that such modifications do not materially increase the obligations of Tenant under this lease or materially and adversely affect any rights of Tenant under this lease and do not increase any financial obligations of Tenant under this lease.

51. Landlord's Work:

     As per Tenant's proposed floor plan dated June 24, 1996 and initialed by Tenant on July 1, 1996 and attached to this lease; Landlord, at its sole cost and expense, will perform the following work (Items A through H) for the Tenant at no extra charge to the Tenant;

     A. Landlord will demolish any and all of the existing installation that Tenant so desires. (The demolition will include the ceiling, all existing carpet and base.)

     B. Landlord will furnish and install a new building-standard 2 X 2 tile ceiling with building- standard light fixtures and lenses.

     C. Landlord will furnish and install new building-standard venetian blinds where necessary.

     D. Landlord will furnish and install new building-standard carpet in a professional manner throughout the demised premises in Tenant's choice of building-standard samples.

     E. Landlord will paint the demised premises in a professional manner with building- standard paint in Tenant's choice of colors.

     F. Landlord will construct one (1) computer room as shown on attached plan.

     G. Landlord will provide a sink and counter as shown on attached plan in Tenant's "employee lounge".

     H. Landlord will also hardwire Tenant's power poles and whips as shown on attached plan.

     Landlord shall substantially complete Landlord's Work (as described above) not later than the date forty-five (45) days after the date of this lease (the "Substantial Completion Date"). Within fourteen (14) days after the date upon which Landlord shall notify Tenant that Landlord's Work is substantially completed, Tenant shall provide Landlord with a list (the "Punchlist") of items to be completed or erected in order to complete Landlord's Work and Landlord shall perform the work set forth on the Punchlist within fourteen (14) days after Landlord's receipt of the same. As used in this Lease, the term "substantially completed" shall mean that stage of Landlord's Work when all work has been properly performed and only minor work items remain to be performed which would not interfere with Tenant's use or enjoyment of the demised premises or the conduct of Tenant's business therein. As used in this Lease with respect to Landlord's Work, the terms "complete" shall mean that stage of Landlord's Work when all work, including all items on the Punchlist have been completed.

     If Landlord fails to timely complete Landlord's Work, then, for every period of fourteen (14) days (or portion thereof) after the Substantial Completion Date until the date upon which Landlord's Work shall be substantially completed, Tenant shall be entitled to occupy the demised premises free of fixed rent for a period of thirty (30) days.

     Notwithstanding anything to the contrary contained hereinabove, if Landlord is delayed in fulfilling any of its obligations under this Article, as a result of strikes or other labor disputes, unavailability of materials, national or local emergency, any law, regulation, rules; or order of any government authority or other similar cause beyond Landlord's control, and if Landlord promptly notifies Tenant in writing of said cause of delay, then the fourteen
(14) day period provided in this Article for the fulfillment of said obligation to complete the Punchlist shall be extended by the period during which said cause of delay shall continue.

52. Continuing Obligations:

     Tenant may continue to meet its obligations under its sublease agreement dated December 19, 1994 with Callen, Regenstreich and Koster for 4,325 rentable square feet on the 16th floor of this Building until March 30, 1997.

53. Cleaning:

     Tenant shall receive basic building cleaning services at no extra charge to the Tenant. If Tenant shall require extraordinary cleaning services, it will be responsible for acquiring such services and the additional cost of such services.

54. Storage:

     Storage Space is available in the building at the cost of $10.00 per rentable square foot for the Tenant.

55. Rent Credit:

     Tenant will receive a rent credit totaling $90,000.00 which will be deducted from Tenant's fixed rent at $5,000.00 per month for the first eighteen
(18) months of this lease beginning on the Commencement Date.

56. Commencement Date:

     This lease shall commence on a date (herein, including as used in Article 37D, the "Commencement Date") which shall be the later of (a) July 1, 1996 or
(b) the date on which Landlord's Work under Article 51 is substantially completed and possession has been delivered to Tenant. The fact that the "Commencement Date" occurs after July 1, 1996 shall not extend the term of this lease beyond October 31, 2004. If the Commencement Date is a date other than the first day of a calendar month, then the rent for the calendar month in which the Commencement Date occurs shall be pro-rated based on the ratio of the number of days left in the calendar month (including the Commencement Date) to the total number of days in the calendar month.

57. Cancellation of Prior Lease:

     Tenant currently leases Rooms 1602-05 (consisting of 4,308 rentable square feet) from Landlord under an Agreement of Lease dated July 6, 1995 between Hacienda Intercontinental Realty, N.V., c/o Williamson, Picket, Gross, Inc., having an office at 85 John Street, New York, New York 10038, as Landlord, and New York Merchant Bakers Insurance Company, as Tenant (the "Prior Lease"). The Prior Lease provides for a term of five (5) years commencing on August 1, 1995 and expiring on July 31, 2000. Landlord and Tenant hereby agree and covenant that, notwithstanding the provision under the Prior Lease for such five year term, the Prior Lease shall terminate as of the day immediately preceding the Commencement Date (as defined in Article 56) with the same force and effect as if said date was the date originally set forth in the Prior Lease as the expiration date thereof.

58. Additional Space on the 22nd Floor:

     A. The number of square feet of rentable area on the 22nd floor shall be deemed to be 10,900 rentable square feet.


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     B. Landlord shall provide Tenant no later than February 1, 1997 with a scale floor plate for the entire 22nd floor of the building and an "as-built" architectural scale floor plan which describes existing conditions in a portion of the 22nd floor which consists of approximately 5,000 to 6,000 rentable square feet. Tenant, at its sole cost and expense, shall provide Landlord no later than March 1, 1997 with four (4) architectural scale floor plans (hereinafter in this Article 58B, the "Plans") relating to the portion of the 22nd floor depicted in the aforementioned "as-built" plan. The Plans shall be comprised of a demolition plan, a reflected ceiling plan, a furniture plan and an electrical power plan. The work described in the Plans shall constitute "Landlord's Work" for purposes of this Article 58B. The scope of Landlord's Work will be similar to and will not materially exceed the scope of the work described under Article 51.

     In addition to the 21st floor of the building, Landlord hereby leases to Tenant and Tenant hires from Landlord the portion of the 22nd floor depicted in the Plans for a term commencing on a date (hereinafter in this Article 58B only, the "Commencement Date") which shall be the later of June 1, 1997 or the date on which Landlord's Work is substantially completed and possession has been delivered to Tenant, and expiring on October 31, 2004. Tenant agrees to pay as additional rent to Landlord during such term rent with respect to such portion of the 22nd floor at the-then-escalated base rental per rentable square foot being paid for the demised premises on the 21st floor. Tenant further agrees to pay as additional rent during such term $2.50 per rentable square foot per year for the cost of electricity for such portion of the 22nd floor. Tenant further agrees to pay the escalations under Article 38 and 39 with respect to such portion of the 22nd floor with appropriate adjustments made for the increase of Tenant's demised premises.

     The fact that the "Commencement Date" occurs after June 1, 1997 shall not extend the term of this lease beyond October 31, 2004. If the Commencement Date is other than the first day of a calendar month, then the rent for such month in which the Commencement Date occurs shall be prorated based on the ratio of the number of days left in the calendar month (including the Commencement Date) to the total number of days in the calendar month.

     The provisions of Article 51 requiring Tenant to provide Landlord with a Punchlist and requiring Landlord to complete the work set forth on the Punchlist, including the time periods set forth therein, are incorporated herein with respect to the portion of the 22nd floor depicted in the Plans.

     C. Landlord shall provide Tenant no later than February 1, 1998 with an "as-built" architectural scale floor plan which describes existing conditions in the remaining portion of the 22nd floor of the building (that is, all portions of the 22nd floor not demised to Tenant under Article 58B). Tenant, at its sole cost and expense, shall provide Landlord no later than March 1, 1998 with four
(4) architectural scale floor plans (hereinafter in this Article 58C, the "Plans") relating to the remaining portion of the 22nd floor. The Plans shall be comprised of a demolition plan, a reflected ceiling plan, a furniture plan and an electrical power plan. The work described in the Plans shall constitute "Landlord's Work" for purposes of this Article 58C. The scope of Landlord's Work will be similar to and will not materially exceed the scope of the work described under Article 51.

     In addition to the 21st floor of the building, Landlord hereby leases to Tenant and Tenant hires from Landlord the portion of the 22nd floor depicted in the Plans for a term commencing on a date (hereinafter in this Article 58C only, the "Commencement Date") which shall be the later of June 1, 1998 or the date on which Landlord's Work is substantially completed and possession has been delivered to Tenant, and expiring on October 31, 2004. Tenant agrees to pay as additional rent to Landlord during such term rent with respect to such portion of the 22nd floor at the-then-escalated base rental per rentable square foot being paid for the demised premises on the 21st floor. Tenant further agrees to pay as additional rent during such term $2.50 per rentable square foot per year for the cost of electricity for such portion of the 22nd floor. Tenant further agrees to pay the escalations under Articles 38 and 39 with respect to such portion of the 22nd floor with appropriate adjustments made for the increase in Tenant's demised premises.

     The fact that the "Commencement Date" occurs after June 1, 1998 shall not extend the term of this lease beyond October 31, 2004. If the Commencement Date is other than the first day of a calendar month, then the rent for such month in which the Commencement Date occurs shall be prorated based on the ratio of the number of days left in the calendar month (including the Commencement Date) to the total number of days in the calendar month.

     The provisions of Article 51 requiring Tenant to provide Landlord with a Punchlist and requiring Landlord to complete the work set forth on the Punchlist, including the time periods set forth therein, are incorporated herein with respect to the portion of the 22nd floor depicted in the Plans.

59. Temporary Space:

     If Landlord is unable to provide Tenant with any portion of the additional space on the 22nd floor demised under Article 58B by June 1, 1997, or Landlord is unable to provide Tenant with any portion of the additional space on the 22nd floor demised under Article 58C by June 1, 1998, then Landlord shall offer Tenant occupancy of a temporary space in a rentable area of the building ("Temporary Space") until such portion of the demised premises on the 22nd floor is substantially completed and ready for occupancy by the Tenant. Tenant, in its sole discretion, may choose to accept or not accept Landlord's offer of the Temporary Space.


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     In the event Tenant accepts such offer: (a) Tenant will be charged $8.00 per rentable square foot per year base rent for the Temporary Space; (b) Tenant's electricity cost shall be $2.50 per rentable square foot per year for the Temporary Space; (c) Tenant will also be charged the escalations under Articles 38 and 39 with respect to the Temporary Space, with appropriate adjustments made for the rentable square footage of the Temporary Space; and (d) Landlord will incur all reasonable moving costs relating to the relocation of the Tenant from the Temporary Space to the 22nd floor of the building. The number of square feet of rentable area in the Temporary Space shall be a number mutually agreed upon in a writing signed by Landlord and Tenant.

60. Security Deposit:

     The Security Deposit of $72,666.66 as discussed in Article 33 of this lease shall be held in an interest bearing account selected by the Landlord for the benefit of the Tenant. Landlord shall refund the interest on the security deposit to the Tenant annually less the Landlord's administrative fee.

     Under the Existing Lease, Tenant has deposited with Landlord the sum of $13,283.00 as Security Deposit. Tenant will forward a check in the sum of $59,383.66 to Landlord who will hold said sum in the same interest bearing account so that the total Security Deposit for this lease shall be $72,666.66.


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                                  ATTACHMENT A

     The term "Basic Requirements" as used in the annexed lease, shall mean as follows:

 1. Any openings at the building exterior wall within convector enclosures located between offices will be filled with a sound deadening material.

 2. Partitioning terminating at the building exterior walls shall meet a mullion or a column.

 3. Demising walls shall be constructed of dry wall partitions with 2-1/2 inch metal studs and one layer 5/8 inch sheet rock on each side with both layers of sheet rock to underside of slab and with 3-1/2 inch batt insulation.

 4. Suitable openings shall be made above hung ceiling to accommodate air-conditioning requirements, pipes, ducts, beams, etc.

 5. A lock set and door closure shall be installed on tenant's entrance door; lock sets will be keyed to the building master key system.

 6. The average electrical load of demised premises exclusive of air-conditioning shall be no more than 5 watts per square foot; if the demised premises consist of more than one floor, then such 5 watts per square foot limit shall apply to each floor of the demised premises.

 7. Air-conditioning systems will be designed to maintain air-conditions of at least 78 degrees dry bulb and 50% relative humidity when outside temperature is 95 degrees.

 8. All low tension (telephone) cables installed in air handling ceilings shall either have a teflon jack or be enclosed in raceway (electrical metallic tubing, rigid or flexible conduit, etc.).

     The term "Basic Improvements" as used in the annexed lease shall mean:

 1. Dry wall partitions with 2-1/2 inch metal studs and one layer 5/8 inch sheet rock on each side.

 2. 3 feet by 7 feet single-swing hollow metal or wood doors in steel frames as required.

 3. Closet doors shall be a pair of 2 feet by 7 feet hollow metal or wood doors in a steel frame, together with sliding door hardware on basis of one pair of closet doors for 3,000 square feet of demised premises.

 4.  Latch sets, butts and wall door stops for all interior doors.

 5.  A lock set and door closure on tenant's entrance door.

 6. Mechanically suitable fissured pattern acoustic tile ceiling in a 12 inch by 12 inch pattern with concealed splines.

 7. Floors shall be finished in vinyl asbestos tile 1/8 inch gauge with 4 inch rubber vinyl base carpet.

 8. Facilities sufficient for 2 watts per square foot of rentable area connected load at 110v single phase for receptacles.

 9. Recessed fluorescent lighting fixtures, size 2 feet by 4 feet containing three 35 "wattmizer" lamps with virgin acrylic lenses, one such fixture per 90 square feet of rentable area.

10. One single pole switch for each private office and in open office areas in adequate number to meet code requirements; all switches to be located on columns or partitions.

11. One 110V duplex wall receptacle outlet for every 100 square feet of rentable area.

12. Circuit required by code to connect lighting fixtures referred to in 10 above, and receptacles referred to in 11 above to the floor panel board.

13.  One wall telephone outlet box for every 150 square feet of rentable area.

14. Air-conditioning systems sufficient to maintain interior conditions of 78 degrees dry bulb and 50% relative humidity when outside temperature is 95 degrees.

15. Painting of all walls with a flat stipple finish paint and painting of all metal doors, frames and enclosures with a semi-gloss paint.

16.  Building standard venetian blinds.


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